--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 25, 1997

                         Access Financial Lending Corp.
             (Exact name of registrant as specified in its charter)

         Delaware                      333-07837                41-1768416
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
      of Incorporation)               File Number)           Identification No.)


  400 Highway 169 South
        Suite 400                                                  55426
St. Louis Park, Minnesota                                        (Zip Code)
  (Address of Principal
   Executive Offices)

        Registrant's telephone number, including area code (612) 542-6500

                                    No Change
          (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

     Item 5. Other Events

     In connection with the offering of Access Financial Mortgage Loan Trust 1997-1 Mortgage Loan Pass- Through Certificates, Series 1997-1, described in a Prospectus Supplement dated as of November 18, 1996, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

     Item 7. Financial Statements, Pro Forma Financial Information and
             Exhibits.I

     (a)  Not applicable

     (b)  Not applicable

     (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       ACCESS FINANCIAL LENDING CORP.
                                    Registrant and on behalf of Access
                                    Financial Mortgage Loan Trust 1997-1


                                    By:    /s/ Dan J. Cheever
                                       -------------------------------------
                                       Name:   Dan J. Cheever
                                       Title:  Chief Financial Officer
                                               and Secretary


Dated:         March 4, 1997

                                  EXHIBIT INDEX


Exhibit No.                   Description
-----------                   -----------

99.1                          Related Computational
                              Materials (as defined
                              in Item 5 above).